SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 11, 2009

Ivany Mining Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27645	88-0258277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8720 Dufrost, St Leonard, Quebec, Canada	H1P 2Z5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  514-325-4567

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 8.01	Other Events

Effective January 11, 2009, the termination dates of certain outstanding warrants to purchase shares of our common stock have been extended.  Currently, there are outstanding warrants to purchase 4,912,988 shares of our common stock at $0.30 per share.  The termination date for these warrants has been extended from January 11, 2009 to January 11, 2010.  In addition, there are outstanding warrants to purchase 142,857 shares of our common stock at $0.50 per share.  The termination date for these warrants has been extended from January 31, 2009 to January 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ivany Mining Inc.

/s/Derek Ivany
Derek Ivany
Chief Executive Officer

Date:  March 17, 2009